Exhibit 10.1

KeyBank National Association, as Agent

225 Franklin Street, 18th Floor

Boston, Massachusetts 02110

As of August 23, 2011 but effective

as of June 29, 2011

TNP SRT Secured Holdings, LLC

1900 Main Street, Suite 700

Irvine, California 92614

Attn: James Wolford

Dear Mr. Wolford:

Reference is made to that certain Revolving Credit Agreement dated as of December 17, 2010, as amended, (“Credit Agreement”) by and among KeyBank National Association, as agent for the Lenders named (and as defined) therein (the “Agent”) and TNP SRT Secured Holdings, LLC, a Delaware limited liability company and certain affiliated entities as set forth in the Credit Agreement (collectively, the “Borrower”). The Credit Agreement is hereby amended as set forth below. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

The Borrower has requested certain amendments to the Credit Agreement as set forth below, Agent has agreed to make such modifications. Accordingly the parties hereto hereby agree as follows:

1. Incorporation by Reference. The foregoing recitals are hereby incorporated by reference as if set forth at length herein.

2. Definition Amendments. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The definition of “Loan Documents” shall be amended to include without limitation any Hedging Agreements for Hedging Obligations and the Agent’s Fee Letter among Borrower and Agent and the Fee Letter among Borrower, Agent and KeyBanc Capital Markets, each dated as of December 17, 2010, as may be amended from time to time.

(b) The definition of Indebtedness is hereby temporarily amended to add at the end the following sentence:

“The Constitution Trail Land Indebtedness shall not be included in the definition of “Indebtedness”.

(c) The definition of “Interest Expense” shall be temporarily amended to add at the end the following:

“Interest Expense shall not include the Interest Expense applicable to the Constitution Trail Land Indebtedness, which Interest Expense shall be determined by multiplying the amount of the Constitution Trail Land Indebtedness by the interest rate under the loan obtained to acquire the promissory notes secured by the Constitution Trail Property.”

(d) New definitions shall be added to Section 1.01 which shall read as follows:

‘“Constitution Trail Land Indebtedness’ shall be equal to the lesser of $7,500,000, the value determined through a fairness opinion that is delivered to and accepted by Agent, or the contractual sales price of the Constitution Trail Land once the sale is contractually bound pursuant to a purchase and sale agreement that has been delivered to and accepted by Agent.”

“Constitution Trail Property” shall mean the property securing the three promissory notes acquired on or about June 30, 2011 by Borrower or an affiliate of Borrower, which property consists of a 197,739 square foot retail center (the “Constitution Trail Retail Center”) located in Normal, Illinois plus approximately 28 acres of land available for future development (the “Constitution Trail Land”).”

Subsection (b) of this Section 2 shall cease to be effective January 1, 2012. Subsection (c) of this Section 2 shall cease to be effective January 1, 2012.

3. Total Asset Value. From June 29, 2011, until such time as TNP SRT Constitution Trail, LLC acquires title to the Constitution Trail Property, the Value of the Constitution Trail Property shall be included in the calculation of Total Asset Value, and the Value attributed to the Constitution Trail Property shall be the value of the notes purchased by Borrower or an affiliate of Borrower determined as the lesser of cost or carrying value. Once TNP SRT Constitution Trail, LLC acquires title to the Constitution Trail Property, the Constitution Trail Property shall become a Real Property as defined in the Credit Agreement, and the foregoing provisions of this Section 3 shall no longer be in effect.

4. Section 2.08 is hereby amended to add a new subsection as follows:

“(h) Borrower and TNP REIT shall apply 100% of the Net Proceeds of the sale or refinancing of the Constitution Trail Land to repay the Constitution Trail Land Indebtedness.”

5. Section 2.09 is hereby amended to add the following new subsection:

“(f) Borrower shall pay to KeyBank a fee in the amount $52,000 (which is 15 basis points on the $35,000,000 facility amount). This fee shall be due and payable at the earlier of November 30, 2011 or the sale of the Constitution Trail Land; provided, however, KeyBank will waive this fee if Borrower or its affiliate closes the CMBS Loans on the Northgate/Bi-Lo/MacDowell Mountain assets of approximately $20,000,000 with KeyBank or its affiliates on or before November 30, 2011.”

6. Liquidity Requirement. The liquidity requirement for TNP/REIT set forth in Section 5.02(d) of the Credit Agreement is hereby waived for the fiscal quarter ending June 30, 2011 and through September 29, 2011. This liquidity requirement must be met starting September 30, 2011.

7. Constitution Trail Property. A new section 5.21 shall be added to the Credit Agreement which shall read as follows:

“5.21 Constitution Trail Property. Borrower shall use all reasonable efforts to (a) subdivide the Constitution Trail Property such that the Constitution Trail Land is a legally subdivided lot that is available for sale and (b) sell the Constitution Trail Land. At the time of that sale the Constitution Land Trail Indebtedness must be repaid in full.”

8. Land/TAV Covenant. Section 6.03(a)(i) is hereby temporarily amended to provide that the unimproved land shall not include the Constitution Trail Land; provided, that this amendment shall cease to be effective as of January 1, 2012.

9. Ratification. Each Credit Party hereby ratifies, affirms and confirms the Loan Documents (as modified by this letter agreement), and acknowledges and agrees that the Loan Documents (as modified by this letter agreement) remain in full force and effect and are enforceable against such Credit Party and against the Collateral described therein in accordance with their respective terms. Each Credit Party hereby further acknowledges and agrees that the Loan Documents, as amended by this letter agreement, are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof.

10. Miscellaneous. This letter agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Delivery of an executed signature page of this letter agreement by facsimile transmission or by means of electronic mail (in so-called “pdf, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof. Please acknowledge your agreement with the foregoing by executing a copy of this letter agreement and returning the same to my attention at the above listed address.

[Signatures on next page.]

Very truly yours,

BORROWER:

TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By;	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT PINEHURST EAST, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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LENDER AND AGENT:

KEYBANK NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions contained herein.

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc,, its general partner

	By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO